                              ASSIGNMENT OF LEASES


                 In consideration of Ten and No/100 Dollars ($10.00) and other good and valuable considerations in hand paid, the receipt and sufficiency of which are hereby acknowledged and confessed, Mitcham Industries, Inc., a Texas corporation ("Borrower"), having an address of P.O. Box 1175, Huntsville, Texas 77342, and Bank One, Texas, N.A. ("Lender"), having an address of 910 Travis, Houston, Texas 77002, in connection with and as security for the Indebtedness described in that certain Letter Loan Agreement of even date herewith by and among Borrower and Lender ("Agreement") enter into this Assignment of Leases ("Assignment"). Unless otherwise defined herein, capitalized terms defined in the Agreement shall have the same meaning when used herein. Borrower and Lender hereby agree as follows:

         1. Notwithstanding the restrictions against leasing or renting Collateral in the Agreement, Borrower may lease any item of equipment ("Lease/Purchase Equipment") which is (i) to be leased to a third party under a lease/purchase agreement upon the terms and conditions set forth in the Agreement, (ii) purchased by Borrower with funds advanced by Lender under a Traunch, and (iii) covered by an Advance Note under the Revolving Line of Credit, but only upon the following conditions:

         (a) as used in this Assignment, the term "Lease" shall include any present or future lease, rental contract and any other contract for the use or operation of any of the Lease/Purchase Equipment;

         (b) Borrower shall have absolute and unconditional primary liability for payment and performance of all its obligations, agreements and indemnities under the Agreement, including, without limitation, payment of all principal and interest payments and other amounts due or to become due under the Agreement directly to Lender;

         (c) each Lease shall be entered into in the ordinary course of Borrower's business and the terms of each Lease shall be arm's length terms;

         (d) each Lease shall not involve the transfer of legal or beneficial title to the Lease/Purchase Equipment to the lessee except upon the purchase of such Lease/Purchase Equipment by the lessee and in accordance with, and as provided in, the Agreement; and

         (e) Borrower shall remain liable under each Lease to perform all of its agreements, obligations and indemnities thereunder and Lender shall have absolutely no obligation or liability under any Lease.





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         2.      As collateral security for all of its agreements, obligations and indemnities under the Agreement, Borrower hereby assigns to Lender, and hereby grants to Lender a continuing first priority security interest in, all of Borrower's right, title and interest in, to and under (a) the Leases and all rental payments and other monies from time to time payable to or receivable by Borrower under the Leases, including all proceeds thereof, and (b) all of Borrower's rights, powers and remedies under the Leases. Borrower represents, warrants and covenants to Lender: (i) that the collateral described in the immediately preceding sentence is now and will remain at all times free and clear of any liens, security interests and other claims other than the rights of the lessees under the Leases and the rights of Lender under the Agreement and this Assignment; and (ii) that if an event of default occurs under the Agreement, then Lender shall have all the rights and remedies of a secured party under the applicable Uniform Commercial Code as well as the rights and remedies provided under the Agreement and/or the Leases, by law or in equity.

         3. Notwithstanding anything to the contrary contained herein, the liens created by this Assignment are junior, second and inferior to the liens against the Collateral described in that certain Assignment of Leases from Borrower in favor of Lender and Banc One Leasing Corporation (collectively, the lender thereunder), executed by Borrower as of January 31, 1996 (the "Bank One First Lien"). Neither Borrower nor Lender intend that there be, and there shall not in any event be, a merger of any of the liens created by this Assignment with the title, any other lien or other interest of Lender in the Collateral by virtue of the Bank One First Lien or any of the Loan Documents (as defined in that certain Letter Loan Agreement dated as of January 31, 1996 entered into by and among Borrower, Lender, and Banc One Leasing Corporation), and the parties hereto expressly provide that each such interest in any lien created hereby on one hand and any other title, lien or other interest on the other are and remain at all times SEPARATE and DISTINCT.

         4. Except as expressly amended by this Assignment, the Agreement remains unchanged and in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of January 16, 1997.

                                        BORROWER:

                                        MITCHAM INDUSTRIES, INC.,
                                        a Texas Corporation




                                        By: /s/ BILLY F. MITCHAM, JR.
                                           -------------------------------------
                                        Billy F. Mitcham, Jr., President






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                                        LENDER:

                                        BANK ONE, TEXAS, N.A.




                                        By: /s/ WALTER F. RODEE, III
                                           -------------------------------------
                                        Name:  Walter F. Rodee, III
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------






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